Financial Instruments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial Instruments
25. Financial Instruments
Derivative financial instruments
On January 10, 2019, the Company entered into an interest rate swap agreement to manage the interest rate risk related to a tranche of the term loan with a notional amount of $160.0, both maturing on June 27, 2023. The swap agreement has the effect of converting the variable interest rate on the term loan, based on a bankers’ acceptance rate, into a fixed interest rate of 2.295%, plus applicable basis points spread. The fair value of the interest rate swap, estimated using market rates at December 31, 2019, is an unrealized loss of $1.5 ($1.1 net of tax). The Company has designated the swap as a cash flow hedge against a tranche of the term loan; therefore, the unrealized gains and losses relating to the swap are recorded in other comprehensive (loss) income and in the statement of financial position as other assets or other liabilities.
There is an economic relationship between the interest rate swap and this tranche of the term loan because the terms of the two instruments match (i.e., notional amount, maturity, payment, and reset dates). The Company has established a hedge ratio of 1:1 for the hedging relationship as the underlying risk of the interest rate swap is identical to the hedged risk component.
Hedge ineffectiveness could arise due to renegotiations or amendments to terms of the hedged tranche of the term loan which could create a mismatch in the notional amount or term. In the event the hedging relationship is no longer effective or ceases to exist, the gains and losses will be recorded in income.
As at December 31, 2019, the Company has foreign currency forward contracts to purchase CAD$31.0 or GBP$18.0 equivalent on the trade date. These were entered to mitigate the risk of foreign currency fluctuations. The fair value of these contracts, estimated using market rates as at December 31, 2019, is an unrealized gain of $0.2 and was recorded in foreign exchange gains and in the consolidated statement of financial position within trade and other receivables.
Credit risk
Assets that subject the Company to credit risk consist primarily of cash and deposits, trade and other receivables, unbilled receivables, contract assets, investments held for self-insured liabilities, holdbacks on long-term contracts, sublease receivables, indemnifications, and other financial assets. The Company’s maximum amount of credit risk exposure is limited to the carrying amount of these assets, which at December 31, 2019, was $1,682.4 (2018 – $1,687.8).
The Company limits its exposure to credit risk by placing its cash and cash equivalents in high-quality credit institutions. Investments held for self-insured liabilities include corporate bonds and equity securities. The Company believes the risk associated with corporate bonds and equity securities is mitigated by the overall quality and mix of the Company’s investment portfolio.
The Company mitigates the risk associated with trade and other receivables, unbilled receivables, contract assets, and holdbacks on long-term contracts by providing services to diverse clients in various industries and sectors of the economy. The Company does not concentrate its credit risk in any particular client, industry, or economic or geographic sector. In addition, management reviews trade and other receivables past due on an ongoing basis to identify matters that could potentially delay the collection of funds at an early stage.
The Company monitors trade receivables to an internal target of days of revenue in trade receivables. At December 31, 2019, the days of revenue in trade receivables was 61 days (2018 – 66 days).
The lifetime ECLs (simplified approach) relating to financial assets are outlined in the table below:

	Total	1–30	31–60	61–90	91–120	121+
December 31, 2019	$	$	$	$	$	$

Expected loss rate		0.10%	0.13%	0.30%	0.59%	1.05%
Gross carrying amount	1,308.3	914.7	221.1	63.5	27.8	81.2

Loss allowance provision, end of the year	2.8	1.1	0.2	0.2	0.3	1.0

December 31, 2018

Expected loss rate		0.07%	0.10%	0.22%	0.43%	0.75%
Gross carrying amount	1,356.9	936.5	228.7	63.8	43.2	84.7

Loss allowance provision, end of the year	1.9	0.7	0.2	0.1	0.2	0.7
During 2019, $1.7 trade receivables were written off (2018 – $0.8) and the Company had no recoveries from the collection of accounts receivable previously written off.
Bonds carried at FVOCI are considered to be low risk; therefore, the impairment provision is determined to be the
12-month
ECL. To the extent that the credit risk for any instruments significantly increases since initial acquisition, the impairment provision is determined using the lifetime ECL.
Substantially all bonds held by the Company are investment grade, and none are past due. The Company monitors changes in credit risk by tracking published external credit ratings.
Liquidity risk
The Company meets its liquidity needs through various sources, including cash generated from operations, long- and short-term borrowings from its $800.0 revolving credit facility, term loans, and the issuance of common shares. The unused capacity of the revolving credit facility at December 31, 2019, was $282.6 (2018 – $223.4). The Company believes that it has sufficient resources to meet obligations associated with its financial liabilities.
The timing of undiscounted cash outflows relating to financial liabilities is outlined in the table below:

	Total	Less than 1 Year	1 to 3 Years	After 3 Years
	$	$	$	$

December 31, 2019

Bank indebtedness	19.5	19.5	-	-
Trade and other payables	576.4	576.4	-	-
Lease liabilities	810.5	138.5	255.0	417.0
Long-term debt	863.0	47.2	366.9	448.9
Other financial liabilities	4.8	0.9	1.8	2.1

Total contractual obligations	2,274.2	782.5	623.7	868.0

December 31, 2018

Trade and other payables	567.2	567.2	-	-
Long-term debt	935.4	49.1	196.7	689.6
Other financial liabilities	3.1	1.1	0.3	1.7

Total contractual obligations	1,505.7	617.4	197.0	691.3

Interest rate risk
The Company is subject to interest rate cash flow risk to the extent that its revolving credit facility and term loan are based on floating interest rates. The Company is also subject to interest rate pricing risk to the extent that its investments held for self-insured liabilities include fixed-rate government and corporate bonds.
If the interest rate on the Company’s revolving credit facility and term loan balances at December 31, 2019, was 0.5% higher or lower, with all other variables held constant, net income would decrease or increase by $2.2, respectively.
Foreign exchange risk
Foreign exchange risk is the risk that the fair value of the future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Foreign exchange gains or losses in net income arise on the translation of foreign currency-denominated assets and liabilities (such as trade and other receivables, trade and other payables, and long-term debt) held in the Company’s Canadian operations and foreign subsidiaries. The Company manages its exposure to foreign exchange fluctuations on these items by matching foreign currency assets with foreign currency liabilities and through the use of foreign currency forward contracts.
Foreign exchange fluctuations may also arise on the translation of the Company’s
US-based
subsidiaries or other foreign subsidiaries, where the functional currency is different from the Canadian dollar, and are recorded in other comprehensive (loss) income. The Company does not hedge for this foreign exchange risk.
Price risk
The Company’s investments held for self-insured liabilities are exposed to price risk arising from changes in the market values of the equity securities. This risk is mitigated because the portfolio of equity funds is monitored regularly and appropriately diversified.
A 1.0% increase or decrease in equity prices at December 31, 2019, would increase or decrease the Company’s net income by $0.4, respectively.